SUNSHINE HEART

Hemodynamics of C-Pulse: Aortic Counterpulsation and Beyond?

www.sunshineheart.com

Dimitrios Georgakopoulos, PhD
CSO, Sunshine Heart Inc.

FRM-04558-B

Forward Looking Statement • This presentation contains forward-looking statements. All forward-looking statements are management’s present expectations of future events and are subject to a number of risks and uncertainties. Various factors could cause actual results to differ materially from these statements including timing, clinical enrollment, clinical results, financing availability, product sales and marketing or efficacy of products, and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward looking statements are expressly qualified in their entirety by this cautionary statement. Caution: C-Pulse ® is an investigational device. The device is limited by federal (United States) law to investigational use only. C-Pulse is a registered trademark of Sunshine Heart Inc. 1 • • •

Counterpulsation Mechanism Based On Physiologic Hemodynamics of Wave Travel in Arteries McDonald’s Blood Flow In Arteries. 6th Ed. 2

C Pulse Counterpulsation: 3D CT Clinical Example

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Courtesy Dr. Daniel Bujnoch; Department of Cardiac Surgery, University of Erlangen, Germany 25

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C-Pulse Design: Uni–que Placement on Ascending Aorta Proximal Aorta 70% of compliance in • Arterial System 2 Arndt et al. Circ. Res. 28:1971 4

Counterpulsation and Myocardial Oxygen Consumption The heart is especially vulnerable to ischemia, because its O2 extraction ratio is 65% (vs. average • of 25% for rest of body) Because the heart is near maximal O2 extraction during increased demand, primarily accomplished by increasing blood flow • 5

C-Pulse Effect on Coronary Hemodynamics in Normal Swine Backward waves from descending less efficiently propagated to aortic root OFF 250 200 150 100 50 0 -50 -100 -150 Mynard et al. J. Hypten. 33:2015 0 100 200 300 400 500 600 700 800 900 Time “If you wanted to design a perfect sound absorber, you could hardly do better than a set of tapering and branching tubes …such as the arterial tree. (DA McDonald 1960).” 42 6 Coronary Flow (mL/min) C-Pulse

Boost Diastolic Pressure: Reservoir for Coronaries to Fill OFF OFF ON ON 43 7

Counterpulsation and Coronary Perfusion and Oxygen Utilization at Rest and Exertion 8

What About Other Concept of Counterpulsation: Reduce Cardiac Afterload? 9

Wave Travel and Reflection Animation Play Video Courtesy AtCor Medical (www.atcormedical.com) 10

LVOT CCA 11

Ultrasound data – Ascending Aorta and Carotid Artery Device OFF 1.2 1 0.8 0.6 0.4 0.2 0 -0.2 0 0.5 1 1.5 2 2.5 3 3.5 4 0.4 0.3 0.2 0.1 0 -0.1 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 Device ON 1.2 1 0.8 0.6 0.4 0.2 0 -0.2 0 0.5 1 1.5 2 2.5 3 3.5 4 • • • Marked increase in carotid net flow (+57%) Increased flow in diastole Avg 30% increase in carotid flow 0.6 0.5 0.4 0.3 0.2 0.1 0 -0.1 0 0.2 0.4 0.6 0.8 1 12

Forward and Backward Waves in Patients with C-Pulse: Ascending Aorta 13

Wall Stress Peaks Late Systole in HF Noordergraaf, A. Circulatory System Dynamics. Lea and Febiger (1976). 12 14

C-Pulse Reduces Wall Stress and Increases Shortening Velocity Leggett et al. Circ. 112:I-26. 2005 15

C-Pulse: (N=3) Wave Intensity Analysis in Carotid and Aorta Carotid Artery Ascending Aorta • Average Increase in Forward Compression Wave (Energy generated by LV): 65% Similar to positive inotrope with improved energetics profile • 16

C-Pulse Hemodynamically Similar to Positive Inotrope

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1.0
U[m/s]
0
30000
WI
[mmHg.m.s^-3]
P
U
W1
W2
R
Time[s]
0.6
185
P
[mmHg]
110
Control
Dobutamine
Propranolol

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HEM 002 – Pressure and Flow – carotid artery Carotid input impedance modulus • • • Marked decrease in carotid bed resistance Marked decrease in impedance Impedance ~ reduced reflections 10 0 0 5 10 15 harmonic nr OFF ON Carotid input impedance phase 50 0 0 2 4 6 8 10 12 -50 -100 OhFaFrmonic nOrN 18 phase (degrees) modulus (AU) Avg. Reduction in DC resistance: 30%

Clinical Importance of Wave Reflections and Late Systolic Load Hypertension 2014; 64: 958-964 19

Hemodynamic Effects of Unloading with C-Pulse On Central Pressure and Wave Reflections

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Control/Tracking Number: 2015-SS-A-15860-AHA
Activity: Abstract
Current Date/Time: 6/10/2015 2:10:27 PM

Arterial and Cardiac Hemodynamics in Advanced HF Patients Implanted with the C-Pulse Counterpulsation Device: Implications for Myocardial Recovery

Author Block: J. Eduardo Rame, Hosp of the Univ of Pennsulvania, Philadelphia, PA; Dimitrios Georgakopoulos, David Pomfret, Sunshine Heart Inc, Eden Prairie, MN; Pavan Atluri, Hosp of the Univ of Pennsulvania, Philadelphia, PA; Phi Wiegn, VA North Texas Health Care System: Dallas VA Medical Ctr, Dallas, TX; Patrick Segers, Ghent Univ, Gent, Belgium; William T Abraham, The Ohio State Univ, Columbus, OH

(N=6)	OFF	ON
Max Aortic BP (mmHg)	[redacted]	
Diastolic BP (mmHg)		
P1 (mmHg)		
Time to P2 (ms)		
SEVR		
Aix (P2/P1)		

EMBARGOED

Mean±SD. Paired t-test. † $p<0.01$; * $p=0.01$; ‡ $p<0.05$

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To be presented AHA 2015!

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Wave Reflections Primarily Arise from Periphery: How Does C-Pulse Affect Peripheral Arteries? 21

HOW DOES A CUFF IN ASCENDING AORTA INFLUENCE PERIPHERAL VESSELS?

Large Unloading Effects Partly Due to Neural Reflexes? Direct and reflex vascular effects of intra-aortic balloon counterpulsation in dogs Am. J. Physiol. 221(3); 1971 C-Pulse balloon placement even more optimal location to activate reflexes Mitchell GAG. Anatomy Autonomic Nervous System. 1953 23

Systemic Effects of Neural Reflex Modulation of Sympathetic Nervous System F ↑ Afterload Black, HR. Braunwald’s Hypertension; 2012. 24

C-Pulse Central Aortic Pressure Arterial Baroreceptor Activity Bronk and Stella. J Cell. Comp. Physiol. (1): 1932 Peterson, LH. Circ. 21:1960 Counterpulsation Timed to Most Sensitive Phases of Cardiac Cycle for Baroreceptor Stimulation 25

C-Pulse Effects on Renal Blood Flow: Normal Swine 250 200 150 ON OFF 100 50 0 -50 0 500 1000 1500 2000 2500 3000 3500 Time 47 26 Renal Artery Flow (mL/min) Diastolic Augmentation

C-Pulse and Volume Management Patient with C-Pulse Therapy and Cardiomems C-Pulse OFF Submitted to HFSA 2015

C-Pulse and Heart Rate Variability: Clinical Case PIL Replacement

Pulsatility and Sympathetic Nervous System: Insights from LVAD Patients Individual and mean muscle sympathetic nerve activity (MSNA) burst frequencies in healthy controls and patients with pulsatile and non-pulsatile left ventricular assist devices in the supine position and during upright tilt. Markham D W et al. Circ Heart Fail. 2013;6:293-299 Copyright © American Heart Association, Inc. All rights reserved. 29

C-Pulse and Studies to Assess Neuromodulation Effects: Multi-Disciplinary Approach

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HEMODYNAMIC IMPACT OF THE C-PULSE CARDIAC SUPPORT DEVICE: A 1D ARTERIAL MODEL STUDY

D. Campos Arias[1], T. Rodriguez, N. Stergiopulos[2], P. Segers[3]

[1]Cujae, Research Group of Biomechanics and Biomaterials, Cuba, 2 LHTC, EPFL, Lausanne, Switzerland; [3] IBiTech-bioMMeda, iMinds Medical IT, Ghent University, , Belgium

Animal Studies: Pulmonary Artery Counterpulsation • Pulmonary HTN • RV Failure Secondary LVAD to • Congenital Defects (Tetralogy of Falot) 31

C-Pulse Counterpulsation on Pulmonary Artery OFF PA Flow OFF PA Pressure 32

Pulmonary Pressure and Flow in PA HTN: C Pulse Acutely Reverses Elevated PA Pressure 33

C-Pulse Unloads RV during Right Reduces LV Dilation Heart Failure and Simultaneously • C-Pulse restores RV function in setting of pulmonary hypertension and acute RV failure C-Pulse OFF LV Volume (conductance catheter) • Reduces dilation of LV during right heart failure RV Pressure 34

Counterpulsation on PA Improves RV Function In Acute Right Heart Failure due to Embolism 1200 1000 800 600 400 200 0 -200 -400 -600 -800 0.0 0.2 0.4 0.6 0.81.0 1.2 1.4 Time (seconds) 35 Right Ventricle dp/dt (mmHg/s)

Summary • C pulse provides based on traditional concepts of counterpulsation: increase coronary perfusion and afterload reduction. • Advanced hemodynamic analysis from patients indicates afterload reduction in late systole not onset of ejection related to balloon deflation. • Late systolic reduction associated with marked vasodilation in carotid artery and distal arterioles. What is mechanism???? • Hypothesis of mechanical stimulation of aortic and carotid baroreceptors. Stimulation due to nature of counterpulsation timed during cardiac cycle mimics physiologic stimulation pattern • Chronic neuromodulation and enhanced coronary perfusion may provide substrate for chronic remodeling and myocardial recovery. EU – CE marked / US - Caution: Investigational device, limited by Federal (or United States) Law to Investigational use. 36

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